Exhibit 99.1

EVOLUTION METALS & TECHNOLOGIES CORP.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

in thousands, except share data	March 31, 2026 (unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$5,389
Accounts receivable	2,270
Non-trade accounts receivable	1,202
Non-trade accounts receivable - related parties	182
Inventories	1,564
Prepaid expenses and other current assets	660
Total current assets	11,267
Property, plant and equipment, net	7,443
Intangible assets, net	6,350
Deferred transaction costs	—
Goodwill	59,980
Other noncurrent assets	497
TOTAL ASSETS	$85,537

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$8,596
Accounts payable - related parties	42
Non-trade accounts payable	47,951
Non-trade accounts payable - related parties	218
Short term debt	2,997
Short term debt - related parties	1,779
Current portion of long-term debt	1,593
Convertible promissory notes	2,296
July investment agreement derivative	—
CPU Share Allocation Obligation	—
Accrued expenses and other current liabilities	27,361
Total current liabilities	92,833
Long term debt	2,609
Long term debt -related parties	15
Other noncurrent liabilities	724
Total Liabilities	96,181

Commitments and contingencies (Note 19)

Stockholders’ Deficit
Common stock $0.0001 par value, 593,349,852 shares authorized, 593,349,852 and 0 shares issued and outstanding as of March 31, 2026 and December 31, 2025	59
Equity-classified CPU share allocation	186,766
Additional paid-in capital	908,249
Accumulated deficit	(1,118,591)
Accumulated other comprehensive income	(1,062)
Total stockholders’ deficit	(24,579)
Noncontrolling interest	13,935
Total deficit	(10,644)
Total liabilities and stockholders’ deficit	$85,537

EVOLUTION METALS & TECHNOLOGIES CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

in thousands, except share data	For the Three Months Ended March 31, 2026 (unaudited)
Revenues	$1,879
Cost of sales	(1,434)
Gross profit	445
Operating expense:
Selling, general and administrative	(17,339)
Operating loss	(16,894)
Other income (expense):
Interest (expense) income, net	(705)
Other income (expense), net	1,170
Provision for credit losses	—
Change in fair value of financial instruments	(425,227)
Gain on foreign currency	15
Loss before income taxes	(441,641)
Income tax expense	8
Net loss	$(441,633)

Net loss per share attributable to common stockholders
Basic and diluted	$(0.72)
Weighted average shares of common stock
Basic and diluted	611,903,892

EVOLUTION METALS & TECHNOLOGIES CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

in thousands	For the Three Months Ended March 31, 2026 (unaudited)
Net loss	$(441,633)
Other comprehensive income:
Foreign currency translation adjustments	(1,050)
Actuarial loss on defined severance benefits, net of tax	(18)
Total other comprehensive loss	(1,068)
Total comprehensive loss	$(442,701)

EVOLUTION METALS & TECHNOLOGIES CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

	Convertible Preferred Units		Member Units, Voting		Common Stock		Additional	Subscription	Equity-classified	Accumulated	Accumulated	Member ’	Total	Noncontrolling	Total
in thousands, except share data	Units	Amount	Units	Amount	Units	Amount	Paid-in Capital	Receivable	CPU Share Allocation	Deficit	Other Comprehensive Income	Deficit	EMAT Stockholders’ Equity	Interest	Stockholders’ Equity
Balance, December 31, 2024 (as previously reported)	35,230,021	$9,587	1,000,000	$—	—	—	—	—	$—	$(58,962)	$—	$(49,374)	$—	$—	$—
Retroactive application of recapitalization	—	—	(1,000,000)	—	454,712,290	45	(45)	—	—	—	—	49,374	(49,374)	—	(49,374)
Balance, December 31, 2024	35,230,021	9,587	—	—	454,712,290	45	(45)	—	—	(58,962)	—	—	(49,374)	—	(49,374)
Issuance of convertible preferred units	7,050,000	$2,750	—	—	—	—	—	(1,500)	$—	—	—	—	1,250	$—	1,250
Net loss		$—		$—		—	—	—		(18,010)	$—	$—	(18,010)	$—	(18,010)
Balance, March 31, 2025	42,280,021	$12,337	—	$—	$454,712,290	$45	$(45)	$(1,500)	$—	$(76,972)	$—	$—	$(66,134)	$—	$(66,134)

	Convertible Preferred Units		Member Units, Voting		Common Stock		Additional	Subscription	Equity-classified	Accumulated	Accumulated	Member ’	Total	Noncontrolling	Total
in thousands, except share data	Units	Amount	Units	Amount	Units	Amount	Paid-in Capital	Receivable	CPU Share Allocation	Deficit	Other Comprehensive Income	Deficit	EMAT Stockholder ’ Equity	Interest	Stockholder ’ Equity
Balance, December 31, 2025	59,671,021	$26,262	—	$—	454,712,290	$45	$(45)	$—	$—	$(676,958)	$6	$—	$(650,690)	$—	$(650,690)
Reverse recapitalization	—	—	—	—	4,876,199	—	(10,872)	—	—	—	—	—	(10,872)	—	(10,872)
Noncontrolling interests resulting from the Business Combination	(17,391,000)	(13,925)		—		—	—	—	—	—	—	—	(13,925)	13,925	—
Share issuance upon conversion of convertible preferred units	(42,280,021)	(12,337)	—	—	12,640,000	1	12,336	—	—	—	—	—	—	—	—
Share issuance upon settlement of the EM Share Obligations	—	—	—	—	118,046,178	13	885,334	—	—	—	—	—	885,347	—	885,347
Issuance of common stock for acquisitions	—	—	—	—	3,075,185	—	23,064	—	—	—	—	—	23,064	10	23,074
Investor loan advances and deemed contributions	—	—	—	—	—	—	(1,568)	—	—	—	—	—	(1,568)	—	(1,568)
Reclass of CPU Share Allocation Obligations to equity	—	—	—	—	—	—	—	—	186,766	—	—	—	186,766	—	186,766
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	(1,050)	—	(1,050)	—	(1,050)
Actuarial (loss) gain on defined severance benefits, net of tax	—	—	—	—	—	—	—	—	—	—	(18)	—	(18)	—	(18)
Net loss	—	—	—	—	—	—	—	—	—	(441,633)	—	—	(441,633)	—	(441,633)
Balance, March 31, 2026	—	$—	—	$—	593,349,852	$59	$908,249	$—	$186,766	$(1,118,591)	$(1,062)	$—	$(24,579)	$13,935	$(10,644)

EVOLUTION METALS & TECHNOLOGIES CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

in thousands	For the Three Months Ended March 31, 2026 (unaudited)
Cash flows from operating activities
Net loss	$(441,632)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in provision for losses on valuation of inventories	115
Depreciation and amortization	252
Interest expense	768
Change in fair value of July Investment Agreement Derivatives	234,739
Pension Benefits Provision	65
Gain on settlement of preexisting relationship	(1,152)
Allowance for credit losses	—
Interest income	(63)
Gains on foreign exchange translation	(115)
Loss on foreign exchange translation	99
Change in fair value of CPU Share Allocation Obligations	190,488
Change in fair value of July Investment Agreement Derivative	—
Day one loss on CPU Share Allocation Obligations	—
Investor expenses incurred on behalf of Company	3,086
Constructive disbursement to related party	(4,405)
Paid in kind – interest	—
Non-cash others	(219)
Changes in operating assets and liabilities, net of effects from Business Combination:
Trade accounts receivable	(725)
Non-trade accounts receivable	4,194
Prepaid expenses and other assets	(197)
Inventories	(385)
Deferred transaction costs	9,266
Trade accounts payable	(1,226)
Non-trade accounts payable	1,195
Other liabilities	109
Accrued expenses and other current liabilities	174
Net cash used in operating activities	$(5,569)

Cash flows from investing activities
Acquisitions of property, plant and equipment	$(24)
Increase in leasehold deposits	(2)
Decrease in leasehold deposits	—
Increase in loans	(188)
Issuance of notes receivable	—
Issuance of notes receivable, related party	—
Repayment of notes receivable	2
Net cash acquired in Business Combination	1,379
Net cash provided by (used in) investing activities	$1,167

Cash flows from financing activities
Proceeds from short-term debt	$1,133
Repayment of short-term debt	(545)
Repayment of current poriton of long-term debt	(65)
Repayment of long-term debt	(44)
Payment of lease liabilities	(32)
Payment for appraisal rights	(350)
Cash assumed in reverse recapitalization	13
Advances to related party	(475)
Payments to effectuate reverse recapitalization	(1,537)
Proceeds from issuance of convertible preferred units	—
Payments for deferred transaction costs	—
Net cash provided by (used in) financing activities	$(1,902)
Effect of exchange rate changes on cash and cash equivalents, and restricted cash	8
Net increase (decrease) in cash, cash equivalents and restricted cash	(6,304)
Cash and cash equivalents, and restricted cash, as of beginning of period	11,685
Cash and cash equivalents, and restricted cash, as of end of period	$5,389

Supplemental cash flow information:
Taxes paid
Interest paid

Supplemental disclosure of noncash investing and financing activities:
Noncash consideration assumed in Business Combination	$69,907
Reverse recapitalization	(7,030)
Fair value of CPU Share Allocation Obligations issued in connection with issuance of certain convertible preferred units	—
Deferred transaction costs included within accounts payable and accrued expenses	—
Convertible preferred units issued in exchange for subscription receivable	—